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                              The Italy Fund Inc.

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                                      ITA

                                                              Semi-Annual Report
                                                                   July 31, 2001

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Dear Shareholder:

We are pleased to present the semi-annual report for The Italy Fund Inc. ("Fund") for the period ended July 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the sections that follow. We hope you find this report useful and informative.

Performance

After a long period in the Fund's history of reporting positive returns, we have become unaccustomed to reporting negative returns to our shareholders. The Fund's performance, however, was negatively impacted by the spreading global economic slowdown and increased volatility in the global equity markets. Its market price declined to $7.97 from $11.45 per share during the six months ended July 31, 2001 as investors focused their attention away from equities and towards other investment vehicles. The Fund paid a distribution from long-term capital gains of $1.21 per share on June 8, 2001, and its total return on market price was negative 20.45% for this reporting period.

On a portfolio basis, the Fund also experienced negative returns as many of the companies in its underlying portfolio also declined in the face of more difficult economic conditions. For the six months ended July 31, 2001, the Fund's total return based on net asset value was negative 21.71%. This performance, however, is slightly better than the three major Italian indices against which we traditionally benchmark our performance. The Morgan Stanley Capital International Italy Index ("MSCI Italy")/1/, Milan MIBtel 30 Index ("MIBtel 30")/2 /and BCI General Index ("BCI General")/3 / returned negative 21.99%, negative 23.27% and negative 22.74%, respectively, for the same time period.

--------
1The MSCI Italy is comprised of 50 companies traded on the Milan Stock
 Exchange. Please note that an investor cannot invest directly in an index. 2The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market capitalization. Please note that an investor cannot invest directly in an index.
3The BCI General is comprised of 296 companies traded on the Milan Stock
 Exchange. Please note that an investor cannot invest directly in an index.

                                      1

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The Stock Market and the Italian Economy

Consistent with the current global economic slowdown, economic growth in Italy as measured by Gross Domestic Product ("GDP")/4 / dropped to 2.2% in the first half of 2001. Inflation, particularly in the service sector, persists in the continued absence of structural reforms. As a result, we believe Italian inflation will continue to exceed the Euro-area average. In our opinion, the general government deficit will probably exceed the official target of 1% of GDP by one half to one full percentage point this year. Although a mid-course fiscal correction is unlikely this year, we believe the deficit overshoot limits the risks of a quick shift to sizable fiscal easing by the new Berlusconi Administration, which has pledged to respect the medium-term targets of the Stability and Growth Plan.

Our Strategy

We have used the recently concluded tender offer as an opportunity to reallocate the Fund's portfolio holdings towards smaller and mid-capitalization companies that we believe offer greater potential for growth than do larger capitalization issues. These smaller and mid-sized companies are not generally as readily available to investors outside of Italy. Such companies have contributed in the past to the Fund's strong absolute long-term performance and relative performance versus the Italian indices.

We are optimistic about the long-term potential of the Italian equity market and believe that investors currently undervalue both the Italian market and the Euro. Our strategy is to look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies should thrive over the long-term regardless of the latest financial trends.

The following transactions were executed during the six months ended July 31, 2001:

 . In keeping with the Fund's greater focus on smaller and mid-capitalization companies, we eliminated positions in: insurance company Assicurazioni Generali S.p.A., oil and gas company Eni S.p.A., Telecom Italia S.p.A. ("TI") (ordinary shares) and television network operator Mediaset S.p.A. In the insurance sector, we eliminated our holdings in insurance company Alleanza Assicurazioni S.p.A. and used the proceeds to purchase shares of RAS-Riunione Adriatica di Sicurta S.p.A., another insurance company that we believe has more favorable growth potential.

--------
4GDP is the market value of the goods and services produced by labor and property in a given country. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

                                      2

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 . We reduced positions in: banking company Banca Fideuram S.p.A., construction company Buzzi Unicem S.p.A. di Risp NC, oil and gas services company Saipem S.p.A., food producer Parmalat Finanziara S.p.A., life insurance company Bayerische Vita S.p.A., pharmaceutical company Recordati S.p.A. and luxury goods company Gucci Group N.V. We continue to hold positions in these stocks because, in our opinion, fundamentals remain sound.

 . We established a new position in Autostrade S.p.A., as this motorway utility seems, in our opinion, to be attractively valued.

We have not eliminated the Fund's position in TI (savings shares), because we believe its 5% yield is still attractive. We also retained our position in Telecom Italia Mobile S.p.A. ("TIM"). The new ownership structure of TI did not impact the share prices of TI and TIM, holdings of the Fund.

A Look at the Future

Stock price valuations in Italy continue to be relatively less expensive than the rest of Europe or the U.S. Italy is selling at 8.5 times 2002 price-to-cash flow, /5/ while Europe is at 9.8 times price-to-cash flow and the U.S. at 16.0 times price-to-cash flow.

Due to the many changes currently taking place in Italy which we feel should result in an environment that enables equities to grow (such as enhancing shareholder value, increased use of stock options and share buybacks) and the relative undervaluation and underperformance of the Italian markets versus other European stock markets over the last ten years, we remain bullish towards investing in Italy for the next few years. Moreover, the Euro is, in our opinion, substantially undervalued. Despite this year's sharp fall, we believe that the Italian equity market is in a secular bull trend propelled by the switch by private investors from fixed- income and money market funds to equity mutual funds./6/

--------
5 The price-to-cash flow is the current share price divided by the cash flow per share for the past twelve months. Cash flow is a measure of a company's financial health. It equals cash receipts minus cash payments over a given period of time.
6 Of course, no guarantees can be made that this will come to pass.

                                      3

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In closing, thank you for your investment in The Italy Fund Inc. We look forward to helping you meet your investment needs in the future.

Sincerely,

             /s/ Heath B. McLendon                 /s/ Mario d'Urso
             Heath B. McLendon                     Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and subject to change.

                                      4

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The Italy Fund's Sectorial Structure*
----------------------------------------------------------
July 31, 2001 (unaudited)

                                    [CHART]

Automotive                         2%
Banking                           14%
Construction                       5%
Consumer Cyclical Textiles         4%
Consumer Staples - Food           14%
Energy Exploration                 5%
Insurance                          8%
Media Group                        3%
Miscellaneous**                    0%
Pharmaceuticals                   10%
Publications                       2%
Real Estate Management/Services    3%
Telecommunications - Telephone    13%
Telecommunications - Wireless     14%
Utilities                          3%


BCI General Index Sectorial Structure
----------------------------------------------------------
July 31, 2001 (unaudited)

                                    [CHART]
Automotive          3%
Banking            25%
Construction**      0%
Consumer Products   2%
Energy/Gas         14%
Insurance          14%
Media/Printing      4%
Miscellaneous       4%
Pharmaceuticals     0%
Telecommunications 25%
Textiles/Clothing   1%
Utilities           8%

*  As a percentage of total investments.
** Represents less than 1% of total investments.


                                      5

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The Italy Fund Inc.

Schedule of Investments
July 31, 2001 (unaudited)
----------------------------------------------------------

           Shares                  Security                   Value
          -------------------------------------------------------------

          COMMON STOCK -- 100.0%
          Automotive -- 1.8%
            500,000 Ducati Motor Holding S.p.A.+........... $  704,811
                                                            ----------
          Banking -- 13.7%
            220,000 Banca Fideuram S.p.A.+.................  2,080,920
          1,080,000 BIPOP - Carire S.p.A.+.................  3,420,891
                                                            ----------
                                                             5,501,811
                                                            ----------
          Construction -- 4.9%
            250,000 Buzzi Unicem S.p.A. di Risp NC+++......  1,968,745
                                                            ----------
          Consumer Cyclical Textiles -- 4.2%
             20,000 Gucci Group N.V. - NY Registered Shares  1,705,400
                                                            ----------
          Consumer Staples - Food -- 14.5%
            320,027 Autogrill S.p.A.+......................  3,563,292
            841,500 Parmalat Finanziara S.p.A.+............  2,260,474
                                                            ----------
                                                             5,823,766
                                                            ----------
          Energy Exploration -- 5.2%
            380,000 Saipem S.p.A.+.........................  2,074,795
                                                            ----------
          Insurance -- 8.0%
            250,000 Bayerische Vita S.p.A..................  1,994,995
            100,000 Riunione Adriatica di Sicurta S.p.A.+..  1,236,372
                                                            ----------
                                                             3,231,367
                                                            ----------
          Media Group -- 3.4%
            363,316 Gruppo Editoriale L'Espresso S.p.A.+...  1,363,794
                                                            ----------
          Miscellaneous -- 0.2%
              4,220 ETF Group*.............................     70,944
                                                            ----------
          Pharmaceuticals -- 9.5%
            250,000 Recordati S.p.A.+......................  3,836,865
                                                            ----------
          Publications -- 1.9%
            100,000 Caltagirone Editore S.p.A..............    769,998
                                                            ----------


See Notes to Financial Statements.

                                      6

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The Italy Fund Inc.

Schedule of Investments
July 31, 2001 (unaudited) (continued)
----------------------------------------------------------

            Shares                Security                  Value
           ----------------------------------------------------------
           Real Estate Management/Services -- 3.4%
           3,000,000 Beni Stabili S.p.A................. $ 1,378,122
                                                         -----------
           Telecommunications - Telephone -- 12.5%
             990,000 Telecom Italia S.p.A. di Risp NC+++   5,019,906
                                                         -----------
           Telecommunications - Wireless -- 14.0%
             990,000 Telecom Italia Mobile S.p.A.+......   5,630,611
                                                         -----------
           Utilities -- 2.8%
              15,000 Autostrade S.p.A...................     104,474
             100,000 Edison S.p.A.......................   1,010,622
                                                         -----------
                                                           1,115,096
                                                         -----------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $25,795,495**)............ $40,196,031
                                                         ===========

--------
 + All or a portion of this security is on loan (See Note 7).
 ++ Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
 * Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
** Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

                                      7

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The Italy Fund Inc.

Statement of Assets and Liabilities
July 31, 2001 (unaudited)
----------------------------------------------------------


ASSETS:
Investments, at value (Cost -- $25,795,495)...................... $40,196,031
Foreign currency, at value  (Cost -- $2,859,117).................   2,850,485
Cash.............................................................     166,689
Collateral for securities on loan (Note 7).......................  17,581,373
Receivable for securities sold...................................   1,252,501
Dividends and interest receivable................................       2,323
                                                                  -----------
Total Assets.....................................................  62,049,402
                                                                  -----------

LIABILITIES:
Payable for securities on loan (Note 7)..........................  17,581,373
Payable for securities purchased.................................     103,157
Management fee payable...........................................      40,174
Payable for open forward foreign currency contracts (Note 6).....         128
Accrued expenses.................................................     136,402
                                                                  -----------
Total Liabilities................................................  17,861,234
                                                                  -----------
Total Net Assets................................................. $44,188,168
                                                                  ===========

NET ASSETS:
Par value of capital shares...................................... $    50,689
Capital paid in excess of par value..............................  24,994,954
Accumulated net investment loss..................................    (131,208)
Accumulated net realized gain from security transactions
  and foreign currencies.........................................   4,885,273
Net unrealized appreciation of investments and foreign currencies  14,388,460
                                                                  -----------

Total Net Assets
(Equivalent to $8.72 a share on 5,068,918 shares of $0.01
par value outstanding; 20,000,000 shares authorized)............. $44,188,168
                                                                  ===========

See Notes to Financial Statements.

                                      8

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The Italy Fund Inc.

Statement of Operations
For the Six Months Ended July 31, 2001 (unaudited)
----------------------------------------------------------

INVESTMENT INCOME:
Dividends................................................. $  1,104,955
Interest..................................................      193,477
Less: Foreign withholding tax.............................     (160,583)
                                                           ------------
Total Investment Income...................................    1,137,849
                                                           ------------

EXPENSES:
Management fee (Note 2)...................................      254,531
Audit and legal...........................................       69,524
Administration fee (Note 2)...............................       67,875
Custody...................................................       58,539
Shareholder communications................................       37,192
Directors' fees...........................................       34,464
Shareholder and system servicing fees.....................       23,307
Registration fees.........................................        8,018
Pricing service fees......................................          248
Other.....................................................        7,799
                                                           ------------
Total Expenses............................................      561,497
                                                           ------------
Net Investment Income.....................................      576,352
                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)..    4,474,149
 Foreign currency transactions............................     (280,578)
                                                           ------------
Net Realized Gain.........................................    4,193,571
                                                           ------------
Change in Net Unrealized Appreciation (Depreciation) From:
 Security transactions....................................  (25,322,407)
 Foreign currency transactions............................      191,267
                                                           ------------
Decrease in Net Unrealized Appreciation...................  (25,131,140)
                                                           ------------
Net Loss on Investments and Foreign Currencies............  (20,937,569)
                                                           ------------
Decrease in Net Assets From Operations.................... $(20,361,217)
                                                           ============

See Notes to Financial Statements.

                                      9

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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Six Months Ended July 31, 2001 (unaudited) and the Year Ended January 31, 2001
----------------------------------------------------------


                                                     July 31      January 31
                                                   ------------  ------------
  OPERATIONS:
  Net investment income........................... $    576,352  $    825,934
  Net realized gain...............................    4,193,571    46,209,985
  Decrease in net unrealized appreciation.........  (25,131,140)  (31,273,792)
                                                   ------------  ------------
  Increase (Decrease) in Net Assets From
    Operations....................................  (20,361,217)   15,762,127
                                                   ------------  ------------

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................           --    (1,944,620)
  Net realized gains (includes stock dividend
    of $8,923,272 for the year ended
    January 31, 2001).............................   (8,180,194)  (49,016,486)
                                                   ------------  ------------
  Decrease in Net Assets From
   Distributions to Shareholders..................   (8,180,194)  (50,961,106)
                                                   ------------  ------------

  FUND SHARE TRANSACTIONS (NOTE 8):
  Treasury stock acquired.........................     (781,385)   (7,053,699)
  Tender offer (includes expenses of $75,375 and
    $99,897, respectively, related to tender offer
    which expired September 5, 2000)..............  (13,472,633)  (40,417,863)
  Stock dividend..................................           --     8,923,272
                                                   ------------  ------------
  Decrease in Net Assets From
   Fund Share Transactions........................  (14,254,018)  (38,548,290)
                                                   ------------  ------------
  Decrease in Net Assets..........................  (42,795,429)  (73,747,269)

  NET ASSETS:
  Beginning of period.............................   86,983,597   160,730,866
                                                   ------------  ------------
  End of period*.................................. $ 44,188,168  $ 86,983,597
                                                   ============  ============
  * Includes accumulated net investment
    loss of:......................................    $(131,208)           --
                                                   ============  ============

See Notes to Financial Statements.

                                      10

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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
----------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net

                                      11

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the six months ended July 31, 2001, Salomon Smith Barney Inc. received no brokerage commissions.

3. Investments

During the six months ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                   Purchases.................... $36,383,265
                                                 ===========
                   Sales........................ $55,351,332
                                                 ===========

At July 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

              Gross unrealized appreciation.......... $16,059,314
              Gross unrealized depreciation..........  (1,658,778)
                                                      -----------
              Net unrealized appreciation............ $14,400,536
                                                      ===========

                                      12

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors
One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

            Number of Acquisition  7/31/01   Value Per Percentage of
  Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
  --------  --------- ----------- ---------- --------- ------------- --------
  ETF Group   4,220     3/13/00    $70,944    $16.81       0.16%     $297,774

5. Concentration of Risk
Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Forward Foreign Currency Contracts
At July 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                              Local    Market  Settlement Unrealized
            Foreign Currency Currency  Value      Date       Loss
            ---------------- -------- -------- ---------- ----------
                To Sell:
                Euro........ 268,118  $234,597   8/1/01     $(128)
                                                            ------
            Net Unrealized Loss on Open Forward
             Foreign Currency Contracts..................   $(128)
                                                          =

7. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


                                      13

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

At July 31, 2001, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $16,623,375.

At July 31, 2001, the cash collateral received for these securities on loan was invested as follows:

Security Description                                          Value
--------------------                                          -----
Commercial Paper:
  Aquinas Funding LLC, 3.93% due 8/1/01................... $   797,540
  Dakota CP Notes, 3.92% due 8/1/01.......................     797,540
  Four Winds Funding, 3.92% due 8/1/01....................     797,540
  Sheffield Receivable Corp., 3.92% due 8/1/01............     797,540
  Windmill Funding, 3.93% due 8/1/01......................     797,540
Repurchase Agreements:
  Bear, Stearns & Co. Inc., 3.89% due 8/1/01..............   2,233,356
  CS First Boston Corp., 3.90% due 8/1/01.................   3,350,034
  Morgan Stanley Dean Witter & Co., 3.90% due 8/1/01......   3,350,033
  UBS Warburg LLC, 3.90% due 8/1/01.......................   2,937,376
Money Market Funds:
  Dreyfus Cash Management Plus, 3.83% due 8/1/01..........     861,437
  Janus Institutional Money Market Fund, 3.91% due 8/1/01.     861,437
                                                           -----------
Total..................................................... $17,581,373
                                                           ===========

Interest income earned by the Fund from securities lending for the six months ended July 31, 2001 was $131,665.

8. Capital Stock

At July 31, 2001, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,605,375 shares with a total cost of $24,908,543. For the six months ended July 31, 2001, the Fund has repurchased 74,400 shares with a total cost of $781,385.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001.

For the six months ended July 31, 2001, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,397,258.

In addition, during the six months ended July 31, 2001, the Fund paid expenses of $75,375, relating to the tender offer which expired September 5, 2000.

                                      14

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The Italy Fund Inc.

Financial Highlights
----------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                     2001/(1)(2)/  2001/(2)/   2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $12.73      $19.24     $18.09    $14.49    $11.94     $9.56
                                       -------     -------   --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income.............      0.09        0.11       0.12      0.17      0.07      0.10
  Net realized and unrealized            (3.04)       1.36       3.94      3.82      2.50      2.52
   gain (loss)......................   -------     -------   --------  --------  --------  --------
Total Income (Loss) From                 (2.95)       1.47       4.06      3.99      2.57      2.62
 Operations.........................   -------     -------   --------  --------  --------  --------
Gain From Repurchase of                   0.01        0.16       0.27      0.07        --        --
 Treasury Stock.....................   -------     -------   --------  --------  --------  --------
Gain From Tender Offer (3)..........      0.14        0.12         --        --        --        --
                                       -------     -------   --------  --------  --------  --------
Loss From Stock Dividend (4)........        --       (0.28)        --        --        --        --
                                       -------     -------   --------  --------  --------  --------
Less Distributions From:
  Net investment income.............        --       (0.24)     (0.24)    (0.20)    (0.02)    (0.24)
  Net realized gains................     (1.21)      (7.74)     (2.94)    (0.26)       --        --
                                       -------     -------   --------  --------  --------  --------
Total Distributions.................     (1.21)      (7.98)     (3.18)    (0.46)    (0.02)    (0.24)
                                       -------     -------   --------  --------  --------  --------
Net Asset Value, End of Period......     $8.72      $12.73     $19.24    $18.09    $14.49    $11.94
                                       =======     =======   ========  ========  ========  ========
Market Value, End of Period.........     $7.97      $11.45    $16.688   $14.938   $12.125    $10.00
                                       =======     =======   ========  ========  ========  ========
Total Return, Based on                  (20.45)%++   21.90%     35.61%    26.96%    21.53%    24.49%
 Market Value (5)...................   =======     =======   ========  ========  ========  ========
Total Return, Based on                  (21.71)%++   17.55%     29.10%    28.66%    21.59%    28.27%
 Net Asset Value (5)................   =======     =======   ========  ========  ========  ========
Net Assets, End of Period (000's)...   $44,188     $86,984   $160,731  $167,682  $137,712  $113,433
                                       =======     =======   ========  ========  ========  ========
Ratios to Average Net Assets:
 Net investment income..............      1.70%+      0.56%      0.68%     0.58%     0.61%     0.97%
 Expenses (6).......................      1.66+       1.32       1.23      1.22      1.29      1.42
Portfolio Turnover Rate.............        57%         29%        28%       22%       16%       47%

--------
(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(4)Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(5)The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(6)During the year ended January 31, 1997, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratios of expenses to average net assets would have been 1.42%.
++  Totalreturn is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


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The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
----------------------------------------------------------


                                                                                   Net Increase
                                                             Net Realized          (Decrease) in
                     Investment        Net Investment       and Unrealized          Net Assets
                    Income (Loss)       Income (Loss)         Gain (Loss)         From Operations
                 ------------------  ------------------  --------------------  --------------------
                               Per                 Per                   Per                   Per
                    Total     Share     Total     Share      Total      Share      Total      Share
Quarter Ended    ----------  ------  ----------  ------  ------------  ------  ------------  ------
April 30, 1999.. $  194,353  $ 0.02  $ (289,898) $(0.03) $ (2,892,195) $(0.33) $ (3,182,093) $(0.36)
July 31, 1999...  2,483,951    0.29   2,020,175    0.23    (3,929,497)  (0.46)   (1,909,322)  (0.22)
October 31, 1999     59,189    0.01    (392,546)  (0.05)     (373,073)  (0.04)     (765,619)  (0.09)
January 31, 2000    203,844    0.02    (288,563)  (0.03)   39,792,076    4.76    39,503,513    4.73
April 30, 2000..    757,114    0.09     225,691    0.03    13,125,426    1.62    13,351,117    1.65
July 31, 2000...  1,870,965    0.23   1,353,674    0.17     8,589,820    1.07     9,943,494    1.23
October 31, 2000    165,500    0.03    (269,567)  (0.04)   (8,749,608)  (1.46)   (9,019,175)  (1.50)
January 31, 2001     (6,182)  (0.00)   (483,864)  (0.07)    1,970,555    0.29     1,486,691    0.22
April 30, 2001..     91,782    0.01    (209,141)  (0.03)  (11,202,227)  (1.66)  (11,411,368)  (1.69)
July 31, 2001...  1,046,067    0.21     785,493    0.15    (9,735,342)  (1.92)   (8,949,849)  (1.77)


                                      16

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
----------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      17

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                                      18

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ITA

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
----------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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The Italy Fund Inc.
----------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004
                                 FD01012 9/01